UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A No.2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 22, 2023

BMO 2023-C7 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001995500)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

UBS AG

(Central Index Key number 0001685185)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

RRECM Capital II, LLC

(formerly known as Sabal Capital II, LLC)

(Central Index Key number 0001942310)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number 0001931347)

KeyBank National Association

(Central Index Key number 0001089877)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-09	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A No.2 amends the Current Report on Form 8-K (the “December 4, 2023 Form 8-K”), filed with the Securities and Exchange Commission (the “Commission”) on December 4, 2023 under Commission File No. 333-255934-09 (SEC Accession No. 0001539497-23-002095) with respect to BMO 2023-C7 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-C7, as amended by the Current Report on Form 8-K/A (the “December 22, 2023 Form 8-K/A”), filed with the Commission on December 22, 2023 under Commission File No. 333-255934-09 (SEC Accession No. 0001539497-23-002240), as and to the extent described below. The purpose of this amendment is to: (a) replace the versions of the Pooling and Servicing Agreement previously filed as Exhibit 4.1 to the December 4, 2023 Form 8-K and the December 22, 2023 Form 8-K/A with the updated version of the Pooling and Servicing Agreement attached to this Form 8-K/A No.2 as Exhibit 4.1, which corrects the definition of “Operating Advisor Fee Rate” in such previously filed versions; and (b) replace the versions of the RRECM Mortgage Loan Purchase Agreement previously filed as Exhibit 99.5 to the December 4, 2023 Form 8-K and the December 22, 2023 Form 8-K/A with the updated version of the RRECM Mortgage Loan Purchase Agreement attached to this Form 8-K/A No.2 as Exhibit 99.5, which contains clerical revisions to the signature pages of the previously filed versions.

Effective upon the filing of this Form 8-K/A No.2, Exhibit 4.1 and Exhibit 99.5 of the December 4, 2023 Form 8-K and the December 22, 2023 Form 8-K/A are replaced and superseded in their respective entireties by Exhibit 4.1 and Exhibit 99.5, respectively, to this Form 8-K/A No.2. Capitalized terms used but not defined herein shall have the meanings assigned to them in the December 4, 2023 Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 99.5	RRECM Mortgage Loan Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2023-C7 – Form 8-K/A